                                                                    EXHIBIT 4.13

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE RECOVERY NETWORK, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                        Right to Purchase 100,000 Shares of Common Stock of The Recovery Network, Inc. (subject to adjustment as provided herein)


                         COMMON STOCK PURCHASE WARRANT

No. 1                                              June 10, 1999

      The Recovery Network, Inc., a corporation organized under the laws of the State of Colorado (the "Company"), hereby certifies that, for value received, LIBRA FINANCE S.A., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company after June 10, 1999 at any time or from time to time before 5:00 p.m., New York time, on June 10, 2002 (the "Expiration Date"), up to 100,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.01 par value per share, of the Company, at a purchase price of $0.35 per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term Company shall include The Recovery Network, Inc. and any corporation which shall succeed or assume the obligations of The Recovery Network, Inc. hereunder.

      (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and
(c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan or recapitalization, reorganization, merger, sale of assets or otherwise.

      (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

      1.    Exercise of Warrant.

            1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, the number of shares of Common Stock of the Company identified on Page 1 hereof, subject to adjustment pursuant to
Section 4.

            1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder, to the Company at its principal office or at the office of its Warrant agent (as provided in Section 11), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

            1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes), may request, the number of shares of Common Stock for which such Warrant may still be exercised.

            1.4. Fair Market Value. Fair Market Value of a share of Common stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

          1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.1, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 10 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of

Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3.   Adjustment for Reorganization, Consolidation, Merger, etc.

          3.1 Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5.

          3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants, if exercised, after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

          3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.

     4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

     5. Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and
(c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

     6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

     7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, and delivery of such representations and warranties as shall reasonably be requested by the Company, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form"), to the Company, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form

(each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Registration Rights. The holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Subscription Agreement entered into by the Company and the initial holder of this Warrant at or about the issue date of this Warrant. The terms of the Subscription Agreement are incorporated herein by this reference.

     10. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent having an office in New York, NY for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     11. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                    THE RECOVERY NETWORK, INC.



                                    By:  [SIGNATURE ILLEGIBLE]
                                       --------------------------------------

                                    Title:  Chairman
                                          -----------------------------------



Witness:

[SIGNATURE ILLEGIBLE]
-----------------------------------

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE RECOVERY NETWORK, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                                    Right to Purchase 50,000 Shares of Common
                                    Stock of The Recovery Network, Inc. (subject to adjustment as provided herein)


                         COMMON STOCK PURCHASE WARRANT

No. 2                                              June 10, 1999

      The Recovery Network, Inc., a corporation organized under the laws of the State of Colorado (the "Company"), hereby certifies that, for value received, AMRO INTERNATIONAL, S.A., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company after June 10, 1999 at any time or from time to time before 5:00 p.m., New York time, on June 10, 2002 (the "Expiration Date"), up to 50,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.01 par value per share, of the Company, at a purchase price of $0.35 per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term Company shall include The Recovery Network, Inc. and any corporation which shall succeed or assume the obligations of The Recovery Network, Inc. hereunder.

      (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and
(c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

     1.   Exercise of Warrant.

          1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, the number of shares of Common Stock of the Company identified on Page 1 hereof, subject to adjustment pursuant to
Section 4.

          1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder, to the Company at its principal office or at the office of its Warrant agent (as provided in Section 11), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

          1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes), may request, the number of shares of Common Stock for which such Warrant may still be exercised.

          1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

               (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

          1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.1, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 10 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of

Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      3.    Adjustment for Reorganization, Consolidation, Merger, etc.

            3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5.

            3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants, if exercised, after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

            3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.


      4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combined its outstanding shares of the Common stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

      5. Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common stock to be received upon exercise of the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

      6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

      7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, and delivery of such representations and warranties as shall reasonably be requested by the Company, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form"), to the Company, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form

(each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Registration Rights. The holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Subscription Agreement entered into by the Company and the initial holder of this Warrant at or about the issue date of this Warrant. The terms of the Subscription Agreement are incorporated herein by this reference.

     10. Warrant Agent. The Company may, by written notice to each holder of the Warrant, appoint an agent having an office in New York, NY for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to section 7, and replacing this Warrant pursuant to section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     11. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                             THE RECOVERY NETWORK, INC.


                                             By:  /s/ [Signature Illegible]
                                                --------------------------------

                                             Title:  Chairman
                                                   -----------------------------


Witness:

/s/ ANNE YARD
----------------------------

                                   Exhibit A

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)


TO: The Recovery Network, Inc.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, __________ shares of Common Stock of The Recovery Network, Inc. and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________ whose address is
______________________________________________ .

Dated: ____________________

                                   ____________________________________________
                                   (Signature must conform to name of holder as specified on the face of the Warrant)


                                   ____________________________________________
                                   (Address)

                                                                       Exhibit B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of The Recovery Network, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of The Recovery Network, Inc. with full power of substitution in the premises.


                    Percentage            Number
Transferees         Transferred         Transferred
-----------         -----------         -----------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

Dated: ___________, 19__  ____________________________
                               (Signature must conform
                               to name of holder as
                               specified on the face
                               of the warrant)

Signed in the presence of:



-----------------------                 ------------------------------
      (Name)                                      (address)


                                        ------------------------------
                                                  (address)
ACCEPTED AND AGREED:
[TRANSFEREE]


-----------------------
       (Name)

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE RECOVERY NETWORK, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

               Right to Purchase 25,000 Shares of Common Stock of The Recovery Network, Inc. (subject to adjustment as provided herein)


                         COMMON STOCK PURCHASE WARRANT

No. 3                                                            June 10, 1999


     The Recovery Network, Inc., a corporation organized under the laws of the State of Colorado (the "Company"), hereby certifies that, for value received, TALBIYA B. INVESTMENTS LTD., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company after June 10, 1999 at any time or from time to time before 5:00 p.m., New York time, on June 10, 2002 (the "Expiration Date"), up to 25,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.01 par value per share, of the Company, at a purchase price of $0.35 per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term Company shall include The Recovery Network, Inc. and any corporation which shall succeed or assume the obligations of The Recovery Network, Inc. hereunder.

     (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

     1.   Exercise of Warrant.

          1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, the number of shares of Common Stock of the Company identified on Page 1 hereof, subject to adjustment pursuant to Section 4.

     1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the Subscription Form") duly executed by such holder, to the Company at its principal office or at the office of its Warrant agent (as provided in Section 11), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

     1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and the place provided in subsection 1.2. except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes), may request, the number of shares of Common Stock for which such Warrant may still be exercised.

     1.4. Fair Market Value. Fair Market Value of a share of Common stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

     (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

          1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.1, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 10 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

     2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of

Common Stock (or Other Securities) to which such holder shall be entitled on such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3.   Adjustment for Reorganization, Consolidation, Merger, etc.

          3.1. Reorganization, Consolidation, Merger, etc. In the case at any time or from time to time, the Company shall (a) affect a reorganization, (b) consolidate with or merger into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5.

          3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants, if exercised, after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

          3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.

     4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

      5. Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

      6. Reservation of Stock,etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

      7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, and delivery of such representations and warranties as shall reasonably be requested by the Company, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form"), to the Company, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form

(each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

      8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      9. Registration Rights. The holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Subscription Agreement entered into by the Company and the initial holder of this Warrant at or about the issue date of this Warrant. The terms of the Subscription Agreement are incorporated herein by this reference.

     10. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent having an office in New York, NY for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7,and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     11. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                   THE RECOVERY NETWORK, INC.

                                   By:   [SIGNATURE ILLEGIBLE]
                                      ---------------------------

                                   Title:      Chairman
                                         ------------------------

Witness:

[SIGNATURE ILLEGIBLE]
---------------------

                                   Exhibit A


                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)


TO: The Recovery Network, Inc.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _________ shares of Common Stock of The Recovery Network, Inc. and herewith makes payments of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________ whose address is____________________.

Dated:______________

                                         -------------------------------------
                                         (Signature must conform to name of
                                         holder as specified on the face of the
                                         Warrant)

                                         -------------------------------------
                                         (Address)

                                                                       EXHIBIT B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)


          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of The Recovery Network, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of The Recovery Network, Inc. with full power of substitution in the premises.

================================================================================
     Transferees                 Percentage                       Number
                                 Transferred                   Transferred
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Dated: __________, 19____          _________________________________________
                                   (Signature must conform to name of holder as specified on the face of the warrant)


Signed in the presence of:


_________________________________       ________________________________
             (Name)                                 (address)


ACCEPTED AND AGREED:                    _________________________________
[TRANSFEREE]                                         (address)

_________________________________
             (Name)